Janus Investment Fund

Janus Henderson International Opportunities Fund

Supplement dated June 5, 2023

to Currently Effective Prospectuses

and Statement of Additional Information

As previously disclosed, the shareholders of Janus Henderson International Opportunities Fund (the “Fund”) approved an Agreement and Plan of Reorganization, which provides for the transfer of all or substantially all of the assets of the Fund to Janus Henderson Overseas Fund (the “Acquiring Fund”) in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Fund, and subsequently the complete termination of the Fund (the “Merger”).

The effective date of the Merger has been moved from on or about June 9, 2023 to on or about June 16, 2023, or as soon as practicable thereafter. As a result, effective on or about June 16, 2023, or as soon as practicable thereafter, all references to the Fund in the prospectuses and statement of additional information will be deleted.

Please retain this Supplement with your records.